SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                      Date of report (Date of
                      earliest event reported):                 December 8, 1999


                                  VIATEL, INC.
             (Exact Name of Registrant as Specified in Its Charter)


    Delaware                     000-21261                  13-3787366
    (State or Other              (Commission                 (I.R.S. Employer
    Jurisdiction                 File Number)               Identification No.)
    of Incorporation)

                                  Viatel, Inc.
                                685 Third Avenue
                            New York, New York 10017
          (Address of Principal Executive Offices, Including Zip Code)

        Registrant's telephone number, including area code: 212-350-9200


                         Exhibit List Appears on Page 4

                                Page 1 of 4 Pages






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Item 7.  Financial Statements, Pro Forma Financial Information
             and Exhibits.

         (a)   Financial Statements of Businesses Acquired.

                     Not Applicable

         (b)   Pro Forma Financial Information.

                     Not Applicable

         (c)   Exhibits.

                     The following exhibit is filed with this Report.

Exhibit No.                Description.

4.13                       11.50% Senior Dollar Notes Indenture, dated as of
                           December 8, 1999.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        VIATEL, INC.



Date:  December 9, 1999               By:  /S/ JAMES P. PRENETTA
                                           -------------------------------------
                                           Name:      James P. Prenetta
                                           Title:     Vice President and General
                                                      Counsel

EXHIBIT LIST




Exhibit No.                Description

4.13                       11.50% Senior Dollar Notes Indenture, dated as of
                           December 8, 1999.